UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2024

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on June 4, 2024, Hanesbrands Inc. (the “Company”) entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with ABG-Champion LLC (f/k/a ABG-Sparrow IPCo LLC), a Delaware limited liability company (“Authentic”), and, solely for purposes of Section 11.17 of the Purchase Agreement, Authentic Brands Group LLC, a Delaware limited liability company, pursuant to which the Company agreed to sell the intellectual property and certain operating assets of the Company’s global Champion business (the “Business”) to Authentic (the “Transaction”). On September 30, 2024, the Company completed the previously announced sale of the Business to Authentic.

The Company will continue to provide certain transition services to Authentic and will continue to operate the Business in certain sectors and geographies through a transition period ending on January 31, 2025 (the “Deferred Business”). At the end of the transition period, Authentic or one or more of its designees will purchase from the Company certain remaining assets of the Deferred Business. As previously disclosed, the Transaction excluded the operating assets of the Business in Japan and the Company will continue to operate the Business in Japan as a licensee of Authentic.

The material terms of the Purchase Agreement, including the consideration to be received by the Company at the completion of the Transaction, were previously reported in Item 1.01 of the Current Report on Form 8-K filed on June 6, 2024, with the U.S. Securities and Exchange Commission, all of which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Vanessa LeFebvre, the Company’s President, Activewear – Global, ceased employment with the Company upon the closing of the Transaction.

Item 7.01	Regulation FD Disclosure.

On September 30, 2024, the Company issued a press release with respect to the closing of the Transaction, a copy of which is attached hereto and furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial information of the Company giving effect to the Transaction is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

10.1	Stock and Asset Purchase Agreement, dated as of June 4, 2024, by and among Hanesbrands Inc., ABG-Sparrow IPCo LLC, and, solely for purposes of Section 11.17, Authentic Brands Group LLC (incorporated by reference to Exhibit 10.1 to Hanesbrands Inc.’s Current Report on Form 8-K filed June 4, 2024 (File No. 001-32891) filed June 6, 2024).*

99.1	Press Release dated September 30, 2024.

99.2	Unaudited Pro Forma Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: September 30, 2024	By:	/s/ Kristin L. Oliver
	Name:	Kristin L. Oliver
	Title:	EVP, Chief Human Resources Officer & Interim Chief Legal Officer